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                                                                  Exhibit 11(b)

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of BNY Hamilton Funds, Inc.

                                          /s/ TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 27, 2006